UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

                               -------------------

Date of report (Date of earliest event reported)  November 3, 2004
                                                  ------------------------------

                         THE FIRST AMERICAN CORPORATION
             (Exact Name of the Registrant as Specified in Charter)

California                        0-3658                         95-1068610
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission                    (IRS Employer
of Incorporation)               File Number)                 Identification No.)

1 First American Way, Santa Ana, California                       92707-5913
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
                                                    ----------------------------

                                 Not Applicable.
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year

     On November 3, 2004, the board of directors of The First American Corporation (the "Company") amended certain sections of Article V (Officers) of the Company's bylaws. The amendments specify the duties of the various officers of the Company, including the responsibilities of each office.

     A copy of the amendments is attached to this current report as Exhibit 3.1

Item 9.01.  Financial Statements and Exhibits.


Exhibit No.                  Description
-----------                  ------------

3.1                          Amendments to Bylaws.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     THE FIRST AMERICAN CORPORATION



Date: November 3, 2004               By:       /s/ Thomas A. Klemens
                                        ----------------------------------------
                                        Name:   Thomas A. Klemens
                                        Title:  Senior Executive Vice President
                                                and Chief Financial Officer